Exhibit 99.1

EXECUTION VERSION

DUKE ENERGY CORPORATION

UNDERWRITING AGREEMENT

40,000,000 Depositary Shares
Each Representing 1/1,000th Interest in a Share of

5.75% Series A Cumulative Redeemable Perpetual Preferred Stock

March 25, 2019

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

RBC Capital Markets, LLC
Wells Fargo Securities, LLC

As Representatives of the several Underwriters

c/o                               Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Ladies and Gentlemen:

1.  Introductory.  DUKE ENERGY CORPORATION, a Delaware corporation (the “Corporation”), confirms its agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC and each of the several Underwriters listed in Schedule I hereto (collectively, the “Underwriters”), for whom you are acting as representatives (the “Representatives”), with respect to the issue and sale by the Corporation, and the purchase by the Underwriters, acting severally and not jointly, from the Corporation of an aggregate of 40,000,000 depositary shares (the “Shares”), each representing a 1/1,000th ownership interest in a share of the Corporation’s 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, with a liquidation preference of $25,000 per share (the “Preferred Stock”).  The shares of Preferred Stock represented by the Shares (the “Preferred Shares”) will, when issued, be deposited by the Corporation against delivery of depositary receipts (“Depositary Receipts”), which will evidence the Shares and will be issued by Equinity Trust Company, as depositary (the “Depositary”) under a deposit agreement, to be dated as of the Time of Delivery (as defined in Section 5 hereof), among the Corporation, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder (the “Deposit Agreement”).  The terms of the Preferred Stock will be set forth in a certificate of designations (the “Certificate of Designations”) to be filed by the Corporation with the Secretary of State of the State of Delaware. The Preferred Shares and the Shares are herein collectively referred to as the “Securities.”

The Corporation understands that the several Underwriters propose to offer the Shares for sale upon the terms and conditions contemplated by (i) this Agreement and the Deposit Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (each, as defined below) issued at or prior to the Applicable Time (as defined below) (such documents and information referred to in the foregoing subclause (ii) are collectively referred to herein as the “Pricing Disclosure Package”).

2.  Representations and Warranties of the Corporation.  The Corporation represents and warrants to, and agrees with, the several Underwriters that:

(a)                                 A registration statement, as amended (No. 333-213765), including a prospectus, relating to the Securities and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Securities immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Securities pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Corporation; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Securities prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to any Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein prior to the date hereof; any reference to any amendment or supplement to the Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.  For purposes of this Agreement, the term “Applicable Time” means 4:45 p.m. (New York City time) on the date hereof.

(b)                                 The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule II hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and (A) the Registration Statement, as of its original effective date, as of the date of any amendment and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Time of Delivery, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)                                  The Permitted Free Writing Prospectus specified on Schedule II hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Corporation notified or notifies the Underwriters as described in Section 6(e) hereof did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)                                 At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations.  The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)                                  The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the

time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) at the Time of Delivery did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                   The compliance by the Corporation with all of the provisions of this Agreement, the Deposit Agreement and the Certificate of Designations has been duly authorized by all necessary corporate action and the consummation of the transactions herein or therein contemplated, including the issuance and deposit of the Preferred Shares with the Depositary against the issuance of the Shares in accordance with the terms of the Certificate of Designations and the Deposit Agreement and the issuance and sale of the Shares, and compliance by the Corporation with the terms and provisions hereof and thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the amended and restated By-Laws of the Corporation (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole.

(g)                                  No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement, the Deposit Agreement and the Certificate of Designations in connection with the issuance and deposit of the Preferred Shares with the Depositary against the issuance of the Shares in accordance with the terms of the Certificate of Designations and the Deposit Agreement and the issuance and sale of the Shares, except for (i) the approval of the North Carolina Utilities Commission, which has been received as of the date of this Agreement and (ii) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, and the registration under the 1933 Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

(h)                                 This Agreement has been duly authorized, executed and delivered by the Corporation.

(i)                                     The Deposit Agreement has been duly authorized and, when validly executed and delivered by the Corporation and the Depositary, will constitute a valid and legally binding obligation of the Corporation, enforceable in accordance with its terms.

(j)                                    Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Corporation within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation, and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

(k)                                 The Preferred Shares, including the Certificate of Designations, have been duly authorized by the Corporation and, when the Preferred Shares have been delivered and paid for in accordance with this Agreement and the Deposit Agreement at the Time of Delivery, will be validly issued, fully paid and nonassessable; the Shares, and the deposit of the Preferred Shares in accordance with the provisions of the Deposit Agreement, have been duly authorized by the Corporation; when the Shares have been issued and delivered and paid for and the Depositary Receipts have been duly executed and delivered by the Depositary in accordance with this Agreement and the Deposit Agreement, the Shares will be duly and validly issued and the holders thereof will be entitled to the benefits provided in the Deposit Agreement and the Depositary Receipts; the Certificate of Designations sets forth the rights, preferences and priorities of the Preferred Stock and the holders of the Preferred Stock will have the rights set forth in the Certificate of Designations upon filing with the Secretary of State in the State of Delaware; the Shares, the Preferred Shares and the Certificate of Designations will conform to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus; and the stockholders of the Corporation have no statutory preemptive rights with respect to the Shares and the Preferred Shares.

(l)                                     The Corporation’s authorized capital stock is as set forth in the Pricing Disclosure Package and the Prospectus and all outstanding shares of common stock of the Corporation have been duly authorized and are validly issued, fully paid and nonassessable.

(m)                             Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth on Schedule IV hereto or filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2018 or any subsequent Quarterly Report on Form 10-Q of the Corporation or any Current Report on Form 8-K of the Corporation with an execution or a filing date after December 31, 2018, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

(n)                                 The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

(o)                                 Any pro forma financial statements of the Corporation and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

3.  Purchase and Sale. Subject to the terms and conditions set forth herein:

(a)                                 The Corporation agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Corporation, at a purchase price equal to (i) $24.50 per Share (being an amount equal to the public offering price less $0.50 per Share) for 13,015,410 Shares sold to institutional investors and (ii) $24.2125 per Share (being an amount equal to the public offering price less $0.7875 per Share) for 26,984,590 Shares sold to retail investors, the number of Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional Shares.  The Underwriters hereby agree to make a payment to us in an amount equal to $1,500,000, including in respect of expenses incurred by us in connection with the offering of the Shares.

4.  Offering by the Underwriters.  It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.  The Corporation acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

5.  Payment and Delivery.

(a)                                 Payment for the Shares and the payment referred to in Section 3(a) herein shall be made by wire transfer in immediately available funds to the account specified to the Representatives by the Corporation in connection with a closing at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, NY

10166, at 10:00 a.m., New York City time, on March 29, 2019, or at such other time or place on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Corporation may agree upon in writing. The time and date of such payment for the Shares is referred to herein as the “Time of Delivery.”  Payment for the Shares to be purchased at the Time of Delivery shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased at the Time of Delivery, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Corporation.  Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(b)                                 The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto shall be delivered at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, or at such other place as shall be mutually agreed upon by you and the Corporation. For the purposes of this Section 5, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or Charlotte, North Carolina are generally authorized or obligated by law or executive order to close.

6.  Covenants of the Corporation.  The Corporation covenants and agrees with the several Underwriters that:

(a)                                 The Corporation will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)                                 If at any time when a prospectus relating to the Securities (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Corporation promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)                                  The Corporation, during the period when a prospectus relating to the Securities is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)                                 Without the prior consent of the Underwriters, the Corporation has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet discussed in Section 6(e) below), the use of which has been consented to by the Corporation and the Underwriters, is listed on Schedule II hereto and herein is called the “Permitted Free Writing Prospectus.”  The Corporation represents that it has treated or agrees that it will treat the Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to the Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)                                  The Corporation agrees to prepare a pricing term sheet specifying the terms of the Shares not contained in the Preliminary Prospectus, substantially in the form of Schedule III hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)                                   The Corporation agrees that if at any time following the issuance of the Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(g)                                  The Corporation will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of

Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Corporation’s fiscal quarter next following the Effective Date of the Registration Statement and (ii) a twelve- month period beginning not later than the first day of the Corporation’s fiscal quarter next following the date of this Agreement.

(h)                                 The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may reasonably request.

(i)                                     The Corporation will arrange or cooperate in arrangements, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)                                    The Corporation will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the issuance of the Preferred Shares and the issuance and delivery of the Shares, each as specified herein, (iii) any fees associated with the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and the cost of preparing the Securities and the Depositary Receipts, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Securities under the securities laws of any jurisdiction in accordance with the provisions of Section 6(i) hereof and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of the Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Shares, (vii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (viii) the costs of any depository arrangements for the Shares with DTC or any successor depositary, (ix) any fees and expenses incurred in connection with the preparation and filing of the Registration Statement relating to the Securities and all expenses and application fees related to the listing of the Shares on the New York Stock Exchange and (x) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).

(k)                                 The Corporation will, prior to the Time of Delivery, deposit the Preferred Stock with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that Shares will be issued by the Depositary against receipt of such Preferred Stock and delivered to the Underwriters against payment therefor at the Time of Delivery.

(l)                                     During a period of 30 days from the date of the Prospectus, the Corporation will not, without the prior written consent of the Representatives, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer, dispose of, directly or indirectly, any shares of the Corporation’s securities that are substantially similar to the Shares or any securities convertible into or exercisable or exchangeable for Shares.

(m)                             The Corporation will use its reasonable best efforts to effect the listing of the Shares on the New York Stock Exchange within 30 days of the Time of Delivery.

(n)                                 The Corporation will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than the Underwriters.

7.  Conditions of the Obligations of the Underwriters.  The obligations of the several Underwriters to purchase and pay for the Shares at the Time of Delivery are subject to the accuracy of the representations and warranties on the part of the Corporation herein, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:

(a)                                 The Prospectus shall have been filed by the Corporation with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and the Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)                                 At or after the Applicable Time and prior to the Time of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.

(c)                                  At or after the Applicable Time and prior to the Time of Delivery, the rating assigned by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. (or any of their successors) to any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)                                 Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Time of Delivery, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Time of Delivery, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)                                  The Representatives shall have received an opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of the Corporation, dated the Time of Delivery, to the effect that:

(i)                                     Each of Duke Energy Ohio, Inc., Progress Energy, Inc., and Piedmont Natural Gas Company, Inc. has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

(ii)                                  Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)                               The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)                              The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)                                 Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Corporation.

(vi)                              The execution and filing of the Certificate of Designations have been duly authorized by the Corporation, and the Certificate of Designations has been duly executed and filed with the Secretary of State of the State of Delaware.

(vii)                           The execution, delivery and performance by the Corporation of this Agreement, the Deposit Agreement and the Certificate of Designations, and the consummation by the Corporation of the transactions contemplated hereby and thereby, including the issuance and deposit of the Preferred Shares with the Depositary against the issuance of the Shares in accordance with the terms of the Certificate of Designations and the Deposit Agreement, the issuance and sale of the Shares and compliance by the Corporation with all of the provisions of this Agreement, the Deposit Agreement and the Certificate of Designations, will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject which affects in a material way the Corporation’s ability to perform its obligations under this Agreement, the Deposit Agreement or the Certificate of Designations.

(viii)                        No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement, the Deposit Agreement or the Certificate of Designations, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and except as required in (i) Condition 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682 and (ii) Condition 7.6(b) of the orders of the Public Service Commission of South Carolina dated July 11, 2012 and November 2, 2016, in Docket No.  2011-158-E, which conditions have been complied with.

(ix)                              The Preferred Shares have been duly authorized by the Corporation and when the Preferred Shares have been issued and delivered in accordance with this Agreement and the Deposit Agreement at the Time of Delivery, will be validly issued, fully paid and nonassessable; the Shares, and the deposit of the Preferred Shares in accordance with the provisions of the Deposit Agreement, have been duly authorized by the Corporation; when the Shares have been issued and delivered and paid for and the Depositary Receipts have been duly executed and delivered by the Depositary in accordance with this Agreement and the Deposit Agreement, the Shares will be duly and validly issued and the holders thereof will be entitled to the benefits provided in the Deposit Agreement and the Depositary Receipts; the Certificate of Designations will conform, as to legal matters, in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus; and the stockholders of the Corporation have no statutory preemptive rights with respect to the Shares and the Preferred Shares.

(x)                                 The Securities conform as to legal matters in all material respects to the descriptions thereof in (i) the Base Prospectus under the captions “Description of Preferred Stock” and “Description of Depositary Shares” and (ii) the Pricing Disclosure Package and the Prospectus under the captions “Description of the Series A Preferred Stock” and “Description of the Depositary Shares.”

(xi)                              The Corporation’s authorized capital stock is as set forth in the Pricing Disclosure Package and the Prospectus and all outstanding shares of common stock of the Corporation have been duly authorized and are validly issued, fully paid and nonassessable.

Such counsel may state that his opinion in paragraph (ix) is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such counsel shall state that nothing has come to his attention that has caused him to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations.  Such counsel shall also state that nothing has come to his attention that has caused him to believe that (i) the Registration Statement, including the Rule 430B Information, as of its effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto, as of their respective dates and at the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein or excluded therefrom, including XBRL interactive data or (ii) the information in the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that he does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel). Such counsel may also state that he has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by him to be responsible.

(f)                                   The Representatives shall have received an opinion or opinions of Hunton Andrews Kurth LLP, counsel to the Corporation, dated the Time of Delivery, to the effect that:

(i)                                     The Corporation has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii)                                  The Corporation has the corporate power and corporate authority to execute and deliver this Agreement, the Deposit Agreement and the

Certificate of Designations and to consummate the transactions contemplated hereby and thereby.

(iii)                               Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Corporation.

(iv)                              The Deposit Agreement is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(v)                                 The execution and delivery by the Corporation of this Agreement, the Deposit Agreement and the Certificate of Designations do not and the performance of the Corporation’s obligations thereunder, including the issuance and deposit of the Preferred Shares and the issuance and sale of the Shares hereunder and thereunder, will not (i) conflict with the Corporation’s Certificate of Incorporation or By-Laws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule IV hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law.  “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or Blue Sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without our having made any special investigation as to the applicability of any specific law, rule or regulation.

(vi)                              Upon due issuance by the Depositary of the Depositary Receipts evidencing the Depositary Agreement and against payment of the consideration set forth in this Agreement, the Depositary Receipts will be duly and validly issued and will entitle the persons in whose names the Depositary Receipts are registered to the rights specified therein and in the Deposit Agreement, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights and to general equity principles.

(vii)                           No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement, the Deposit Agreement and the Certificate of Designations by the Corporation or the consummation by the Corporation of the transactions contemplated hereby or thereby, including the issuance of the Preferred Shares and the issuance and sale of the Shares, except for (A) registration of the Securities under the 1933 Act, (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (C) the filing of the Certificate of Designations with the Secretary of the State of Delaware.  “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Corporation pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement and the Deposit Agreement, or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law but excluding the North Carolina Utilities Commission, the New York Public Service Commission and the Delaware Public Service Commission.

(viii)                        The Preferred Shares have been duly authorized by the Corporation and when the Preferred Shares have been issued and delivered in accordance with this Agreement and the Deposit Agreement at the Time of Delivery, will be validly issued, fully paid and nonassessable; the Shares, and the deposit of the Preferred Shares in accordance with the provisions of the Deposit Agreement, have been duly authorized by the Corporation; when the Shares have been issued and delivered and paid for and the Depositary Receipts have been duly executed and delivered by the Depositary in accordance with this Agreement and the Deposit Agreement, the Shares will be duly and validly issued and the holders thereof will be entitled to the benefits provided in the Deposit Agreement and the Depositary Receipts; there are no preemptive rights under federal or New York law or under the General Corporation Law of the State of Delaware to subscribe for or to purchase Shares; there are no preemptive or other similar rights to subscribe for or to purchase Shares pursuant to the Certificate of Incorporation or By-Laws of the Corporation or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement.

(ix)                              The Corporation is not and, solely after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(x)                                 The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

(xi)                              The statements set forth (i) under the captions “Description of Preferred Stock” and “Description of Depositary Shares” that are included in the Base Prospectus and (ii) under the captions “Description of the Series A Preferred Stock” and “Description of the Depositary Shares” in the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize the terms of the Securities, fairly summarize such terms in all material respects.

(xii)                           The statements set forth under the caption “Material U.S. Federal Income Tax Considerations,” in the Pricing Disclosure Package and the Prospectus insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

The Representatives shall also have received a statement of Hunton Andrews Kurth LLP, dated the Time of Delivery, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements) (ii) the Registration Statement, at the Applicable Time and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, including XBRL interactive data).  Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the

Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or compliance with XBRL interactive data requirements).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of the Permitted Free Writing Prospectus pursuant to Rule 433 has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations.  Such statement shall further state that, assuming the accuracy of the representations and warranties of the Corporation set forth in Section 2 hereof, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Hunton Andrews Kurth LLP may state that its opinion in paragraph (viii) is subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  In addition, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)                                  The Representatives shall have received an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Time of Delivery, with respect to the validity of the Securities, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as amended or supplemented, and such other related matters as you may require, and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)                                 On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 8 hereof and except for the expenses to be borne by the Corporation as provided in Section 6(k) hereof.

(i)                                     The Representatives shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated the Time of Delivery, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of the Time of Delivery, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Time of Delivery, that the conditions specified in Section 7(c) and Section 7(d) hereof have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)                                    At the time of the execution of this Agreement, the Representatives shall have received a letter dated such date, in form and substance satisfactory to the Representatives, from Deloitte & Touche LLP, the Corporation’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or shareholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)                                 At the Time of Delivery, you shall have received from Deloitte & Touche LLP, a letter, dated the Time of Delivery, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 7, except that the specified date referred to shall be a date not more than three business days prior to the Time of Delivery.

(l)                                     At the Time of Delivery, the Corporation shall have applied for the Shares to be listed on the New York Stock Exchange.

(m)                             The Representatives shall have received a counterpart of the Deposit Agreement that shall have been executed and delivered by a duly authorized officer of the Corporation.

(n)                                 The Shares shall be eligible for clearance and settlement through DTC.

(o)                                 The Certificate of Designations shall have been filed on or before the Time of Delivery with the Secretary of State of the State of Delaware.

(p)                                 The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

8. Indemnification.  (a)  The Corporation agrees to indemnify and hold harmless each Underwriter, their respective officers, directors and selling agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus, any issuer free writing prospectus as defined in Rule 433 or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)                               against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 8.

In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Corporation shall not relieve it from any liability which it may have otherwise than under subsections 8(a) and 8(b). The Corporation shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Corporation and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Corporation and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Corporation and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Shares.

(b)                                 Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Corporation, its directors and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus.  In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the Corporation and each person so indemnified shall have the rights and duties given to the Underwriters by the provisions of subsection (a) of this Section.

(c)                                  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage, and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages, or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

9. Default by One or More of the Underwriters.

(a)                                 If any Underwriter shall default in its obligation to purchase the number of Shares which it has agreed to purchase hereunder at the Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Corporation shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Shares, or the Corporation notifies you that it has so arranged for the purchase of such Shares, you or the Corporation shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at the Time of Delivery, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at the Time of Delivery, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 6(k) hereof and the indemnity and contribution agreement in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.  Survival.  The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Corporation, or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Shares.

11.  Reliance on Your Acts.  In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

12.  No Fiduciary Relationship.  The Corporation acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Corporation on other matters) and no Underwriter has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

13.  Recognition of the U.S. Special Resolution Regimes.

(i)                                     In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)                                  In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 13:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)                                     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)                                  a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)                               a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.  Notices.  All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Morgan Stanley & Co. LLC, Attention: Equity Syndicate Desk with a copy to the Legal Department, 1585 Broadway, New York, New York 10036; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza NY1-050-12-01, New York, New York 10020, Attention: High Grade Debt Capital Markets Transaction Management/Legal (Fax no.: (646) 855-5958); RBC Capital Markets, LLC at Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Scott Primrose/Transaction Management (Fax no.: (212) 428-6308); Wells Fargo Securities, LLC at 550 South Tyron Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management (Fax no.: (704) 410-0326) or, if sent to the Corporation, will be mailed or telecopied and confirmed to it at 550 S. Tryon Street, Charlotte, North Carolina 28202, (Fax no.: (980) 373-3699), attention of Assistant Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8 hereof shall be delivered or sent by mail or telecopy to such

Underwriter at its address or telecopy number set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address or telecopy number will be supplied to the Corporation by the Representatives. Any such communications shall take effect upon receipt thereof.

15.  Business Day.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.  Successors.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 8 hereof and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

17.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

18.  Applicable Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

DUKE ENERGY CORPORATION

By:	/s/ John L. Sullivan, III
Name: John L. Sullivan, III
Title: Assistant Treasurer

[Remainder of Page Intentionally Left Blank]

Confirmed and accepted as of the date first
above written.

MORGAN STANLEY & CO. LLC

By:	/s/ Ian Drewe
Name: Ian Drewe
Title: Executive Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED.

By:	/s/ Andrew Karp
Name: Andrew Karp
Title: Managing Director

RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
Name: Scott G. Primrose
Title: Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Name: Carolyn Hurley
Title: Director

On behalf of themselves and each of the Underwriters listed on Schedule I hereto.

SCHEDULE I

Underwriter	Total Number of Shares to be Purchased
Morgan Stanley & Co. LLC	6,980,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	6,980,000
RBC Capital Markets, LLC	6,980,000
Wells Fargo Securities, LLC	6,980,000
Barclays Capital Inc.	2,000,000
Citigroup Global Markets Inc.	2,000,000
Goldman Sachs & Co. LLC	2,000,000
J.P. Morgan Securities LLC	2,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	668,000
TD Securities (USA) LLC	668,000
BNY Mellon Capital Markets, LLC	664,000
Academy Securities, Inc.	80,000
CastleOak Securities, L.P.	80,000
C.L. King & Associates, Inc.	80,000
Drexel Hamilton, LLC	80,000
Great Pacific Securities	80,000
Loop Capital Markets LLC	80,000
Mischler Financial Group, Inc.	80,000
Samuel A. Ramirez & Company, Inc.	80,000
Siebert Cisneros Shank & Co., L.L.C.	80,000
The Williams Capital Group, L.P.	80,000
Advisors Asset Management, Inc.	80,000
D.A. Davidson & Co.	80,000
Davenport & Company LLC	80,000
Fidelity Brokerage Services LLC	80,000
Hilltop Securities Inc.	80,000
HRC Investment Services, Inc.	80,000
INTL FCStone Financial Inc.	80,000
J.J.B. Hilliard, W.L. Lyons, LLC	80,000
Janney Montgomery Scott LLC	80,000
Maxim Group LLC	80,000
Mesirow Financial, Inc.	80,000
Oppenheimer & Co. Inc.	80,000
Robert W. Baird & Co. Incorporated	80,000
Stifel, Nicolaus & Company, Inc.	80,000
Wedbush Securities Inc.	80,000
William Blair & Company L.L.C.	80,000

Total Shares	40,000,000

SCHEDULE II

Pricing Disclosure Package

1)                                     Base Prospectus

2)                                     Preliminary Prospectus Supplement dated March 25, 2019

3)                                     Permitted Free Writing Prospectus

a)                                     Pricing Term Sheet attached as Schedule III hereto

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SCHEDULE III

Filed pursuant to Rule 433

March 25, 2019

Relating to

Preliminary Prospectus Supplement dated March 25, 2019

to

Prospectus dated March 25, 2019

Registration Statement No. 333-213765

DUKE ENERGY CORPORATION

40,000,000 Depositary Shares

Each representing a 1/1,000th Interest in a Share of

5.75% Series A Cumulative Redeemable Perpetual Preferred Stock

(Liquidation Preference Equivalent to $25.00 Per Depositary Share)

Pricing Term Sheet

Issuer:	Duke Energy Corporation

Security:

Depositary shares (“Depositary Shares”), each representing a 1/1,000th interest in a share of Duke Energy Corporation’s 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock (“Preferred Stock”).

Liquidation Preference:	$25,000 per share of Preferred Stock (equivalent to $25.00 per Depositary Share)

Size:	$1,000,000,000 (40,000,000 Depositary Shares)

Term:	Perpetual

Dividend Rate:	5.75%

Dividend Payment Dates:	March 16, June 16, September 16 and December 16, commencing on June 16, 2019

Trade Date:	March 25, 2019

Settlement Date:	March 29, 2019 (T+4)

Optional Redemption:

The Issuer may, at its option, redeem the Preferred Stock:

•                  in whole but not in part, at any time prior to June 15, 2024, within 120 days after the conclusion of any review or appeal process instituted by us following the occurrence of a Ratings Event (as defined herein), at a redemption price in cash equal to $25,500 per share of Preferred Stock (equivalent

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to $25.50 per Depositary Share); or

•                  in whole or in part, from time to time, on or after June 15, 2024, at a redemption price in cash equal to $25,000 per share of Preferred Stock (equivalent to $25.00 per Depositary Share), plus, in each case, all accumulated and unpaid dividends (whether or not declared) to, but excluding, such redemption date.

Public Offering Price:	$25.00 per Depositary Share

Underwriting Discounts:	$0.7875 per Depositary Share for retail investors ($21,250,364.62) and $0.5000 per Depositary Share for institutional investors ($6,507,705.00) / $27,758,069.62 total.

Net Proceeds to Issuer, before expenses:	$972,241,930.38

Listing:

The Issuer intends to apply to list the Depositary Shares on the New York Stock Exchange and, if the application is approved, expects trading on the New York Stock Exchange to begin within 30 days of the initial issuance of the Depositary Shares.

Joint Book-Running Managers:	Morgan Stanley & Co. LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated RBC Capital Markets, LLC Wells Fargo Securities, LLC

Joint Lead Managers:	Barclays Capital Inc. Citigroup Global Markets Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC BNY Mellon Capital Markets, LLC TD Securities (USA) LLC

Junior Co-Managers:

Academy Securities, Inc.

CastleOak Securities, L.P.

C.L. King & Associates, Inc.

Drexel Hamilton, LLC

Great Pacific Securities

Loop Capital Markets LLC

Mischler Financial Group, Inc.

Samuel A. Ramirez & Company, Inc.

Siebert Cisneros Shank & Co., L.L.C.

The Williams Capital Group, L.P.

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CUSIP/ISIN for the Depositary Shares:	26441C501 / US26441C5013

“Ratings Event” means that any nationally recognized statistical rating organization as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, or in any successor provision thereto, that then publishes a rating for us (a “rating agency”) amends, clarifies or changes the criteria it uses to assign equity credit to securities such as the Preferred Stock, which amendment, clarification or change results in:

•                  the shortening of the length of time the Preferred Stock is assigned a particular level of equity credit by that rating agency as compared to the length of time they would have been assigned that level of equity credit by that rating agency or its predecessor on the initial issuance of the Preferred Stock; or

•                  the lowering of the equity credit (including up to a lesser amount) assigned to the Preferred Stock by that rating agency as compared to the equity credit assigned by that rating agency or its predecessor on the initial issuance of the Preferred Stock.

If we redeem the Preferred Stock in whole or in part, the Depositary will redeem a proportionate number of Depositary Shares.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, Morgan Stanley & Co. LLC toll-free at 1-866-718-1649, RBC Capital Markets, LLC toll-free at 1-866-375-6829 and Wells Fargo Securities, LLC toll-free at 1-800-645-3751.

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SCHEDULE IV

Material Agreements

Credit Agreement, dated as of November 18, 2011, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., as Borrowers, the lenders listed therein, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co Syndication Agents and Bank of China, New York Branch, Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Industrial and Commercial Bank of China Limited, New York  Branch, JPMorgan Chase Bank, N.A. and UBS Securities LLC, as Co-Documentation Agents, as amended by Amendment No. 1 and Consent, dated as of December 18, 2013 and by Amendment No. 2 and Consent, dated as of January 30, 2015, each  between Duke Energy Corporation, Duke Energy Carolinas, LLC., Duke Energy Ohio, Inc., Duke Energy Indiana, Inc., Duke Energy Kentucky, Inc., Duke Energy Progress, Inc., Duke Energy Florida, Inc., the lenders party thereto, the issuing lenders party thereto and Wells Fargo Bank, National Association, as amended by Amendment No. 3 and Consent, dated as of March 16, 2017, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the lenders party thereto, the issuing lenders party thereto, and Wells Fargo Bank, National Association, and as further amended by Amendment No. 4 and Consent, dated as of March 18, 2019, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender.

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